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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 30, 2005

                              Diomed Holdings, Inc.

           Delaware                      000-32045               84-1480636
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                     Identification No.)

                   1 Dundee Park
                     Andover, MA                              01810
        (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)

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ITEM 8 - Other Events.

      On June 30, 2005, Diomed Holdings, Inc. ("Diomed") issued a press release announcing that it has entered into an agreement (the "Distribution Agreement") with Med1Online, pursuant to which Diomed appointed Med1Online as its exclusive distributor of Diomed's patented EVLT(R) endovenous laser treatment products in the OB/GYN and plastic surgery markets in the United States. A copy of this press release is filed herewith. The Distribution Agreement is described in Diomed's Current Report on Form 8-K filed June 29, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      A copy of the press release announcing Diomed's entering into the Distribution Agreement issued June 30, 2005 is attached to this Current Report.

99.1         Press Release issued June 30, 2005 regarding Distribution Agreement

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Diomed Holdings, Inc.
                                       (Registrant)

Date: June 30, 2005                    By: /s/ JAMES A. WYLIE, JR.
                                           -------------------------------------
                                           Name: James A. Wylie, Jr.
                                           Title: President and Chief Executive
                                           Officer

EXHIBITS

99.1         Press Release issued June 30, 2005 regarding Distribution Agreement